UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

Packaging Corporation of America

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-15399	36-4277050
(Commission File Number)	(IRS Employer Identification No.)

1955 West Field Court, Lake Forest, Illinois 60045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 482-3000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On November 12, 2013, Packaging Corporation of America (“PCA”) engaged KPMG LLP as its principal accountants for the fiscal year ending December 31, 2014. On November 12, 2013, KPMG LLP was also engaged to audit the financial statements of Boise, Inc., a significant subsidiary of PCA, as of December 31, 2013 and for the period beginning on October 25, 2013 and ending December 31, 2013 (the “Boise 2013 Audit”). The decision to engage KPMG LLP as described above was approved by the audit committee of PCA’s board of directors.

On November 12, 2013, the audit committee of PCA’s board of directors approved the dismissal of Ernst & Young LLP, which is currently serving as PCA’s independent auditors, upon completion of its audit of PCA’s consolidated financial statements as of and for the year ending December 31, 2013 and the effectiveness of internal control over financial reporting as of December 31, 2013 (the “PCA 2013 Audit”), and the issuance of their reports thereon. On November 12, 2013, PCA notified Ernst & Young LLP of such dismissal. In connection with their reports for the PCA 2013 Audit, Ernst & Young LLP is expected to express reliance on KPMG LLP’s opinion to be issued in connection with the Boise 2013 Audit.

During the two fiscal years ended December 31, 2012, and the subsequent interim period through November 15, 2013, there were no: (1) disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, within the meaning of Item 3.04(a)(1)(v) of Regulation S-K.

The audit reports of Ernst & Young LLP on the consolidated financial statements of Packaging Corporation of America and subsidiaries as of and for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of Ernst & Young LLP on the effectiveness of internal control over financial reporting as of December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified.

During the two most recent fiscal years and the subsequent interim period from January 1, 2013 through November 15, 2013, neither PCA nor anyone acting on behalf of PCA, consulted KPMG LLP regarding any of the matters or events set forth in Item 3.04(a)(2) of Regulation S-K.

PCA has provided Ernst & Young LLP with a copy of the foregoing statements and has requested and received from Ernst & Young LLP a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young LLP agrees with the above statements. A letter from Ernst & Young LLP is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

Dated: November 15, 2013	By:	/s/ Kent A. Pflederer
	Name:	Kent A. Pflederer
	Title:	Senior Vice President—Legal and Administration, and Secretary